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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (Date of earliest event reported): MAY 9, 1996
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                           CREATIVE BIOMOLECULES, INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                          0-19910                     94-2786743
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                 45 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (508) 435-9001
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ITEM 5.   OTHER EVENTS.
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      On May 9, 1996, the Registrant publicly disseminated a press release announcing that it has entered into an agreement for approximately $12 million of new funding from Stryker Corporation under the ongoing collaboration to develop and commercialize OP-1 for orthopedic reconstruction.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.

     99.1 The Registrant's Press Release dated May 9, 1996.

     99.2 Amendment Agreement, dated May 13, 1994, between the Registrant and Stryker Corporation.

     99.3 Amendment Agreement, dated April 30, 1996, between the Registrant and Stryker Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Creative BioMolecules, Inc.
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                                               (Registrant)



Date: May 9, 1996                              /s/ Wayne E. Mayhew III
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                                               Wayne E. Mayhew III
                                               Vice President, Chief Financial
                                               Officer, Treasurer and Secretary